SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 05, 2002


                         GLAS-AIRE INDUSTRIES GROUP LTD.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      1-14244                     84-1214736
          ------                      -------                     ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


            3137 Grandview Highway, Vancouver, B.C., Canada V5M 2E9
            -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 604-435-8801


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 6. Resignation of Director
-------------------------------

     On February 5, 2002, Alex Y.W. Ding resigned from the Board of Directors of Glas-Aire Industries Group, Inc., (the "Company") effective immediately. Mr. Ding issued a letter to the Company citing the reasons for his resignation being his termination on September 12, 2001 from all positions with the Company and its affiliated companies. A copy of Mr. Ding's letter is set forth as Exhibit 17 to this Current Report on Form 8-K, and is incorporated herein by reference. Currently, litigation is pending between Mr. Ding and the Company. The Company believes the litigation is without merit and intends to vigorously contest Mr. Ding's Claims.

Item 7. Exhibits
----------------

17.  Letter Re Director Resignation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGISTRANT:

Date: February 11, 2002                      GLAS-AIRE INDUSTRIES GROUP LTD.



                                             By: /s/ Craig Grossman
                                             ----------------------------------
                                             Craig Grossman, President